                            PHILADELPHIA FUND, INC.


PRESIDENT'S LETTER - January 8, 2003

The new year will be momentous. War with Iraq and a new power structure in the Middle East will impact the markets for years to come. By the time this letter gets to you, the confrontation may be in process or concluded. Resolution of conflict and uncertainty tends to stabilize markets as investors plan with greater confidence.

We all know the market was not a happy place this past year. Many factors caused this: the loss of 1.4 million jobs, corporate scandals, the unsettled global economic situation, the war with terrorism, and the negative effects caused by these factors. The last three years go into history as the worst bear market since 1929-1932.

Both the Federal Reserve and the European Central Bank have been pumping monetary adrenaline into the global economy. This positive stimulus draws a response in the United States, but little reaction in Europe and Japan. The downturn in business spending has hurt the economy since March of 2001. Precursors to a revival of business spending have begun to form. Industrial equipment has aged while balance sheets have strengthened, and profits have risen 12%. "The Bank Credit Analyst", an economic forecasting journal, reported the first decline in 50 years, in the stock of installed equipment and software used by U.S. business. The President's political strength makes his economic stimulus plan look possible and encouraging.

Good news came early in January; the "Institute for Supply Management's" December index of manufacturing activity rose dramatically, with its largest increase since June of 1991. The index of new orders rose from 49.9 to 63.9, the largest monthly increase since August of 1980. The high tech arena saw a 20-point increase in new orders. One month does not make a trend, but these numbers have market participants waiting eagerly for January's results.

The topsy-turvy markets of the past six months led to many changes to the fund's portfolio. Our holdings in AmSouth Bancorporation, PNC Financial Services, Sprint, Cinergy, Consolidated Edison, DTE Energy, Progress Energy, Federal National Mortgage Association, Oxford Health Plans, Marriott International, and Beckman Coulter were eliminated from the portfolio. Our holdings in National City Corporation, Comcast, and Unocal were reduced while our positions in SouthTrust Corporation and TXU Corporation were increased.

We found new opportunities and established positions in the following twelve stocks: American Electric Power, Bristol Myers, ChevronTexaco, Dow Chemical, El Paso Corporation, FleetBoston Financial, H.J. Heinz, Kerr-McGee, Keyspan Corporation, Public Service Entertainment, Sempra Energy, Teco Energy, and Union Planters Corporation.

We are alert for new opportunities as the year's events unfold.

                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President

Comparison of the change in value of $10,000 investment in Philadelphia Fund and the Standard & Poor's 500 Composite Stock Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P 500
              FUND           INDEX*
11/30/92      $10,000        $10,000
11/30/93      $11,841        $11,010
11/30/94      $10,991        $11,125
11/30/95      $13,913        $15,239
11/30/96      $16,145        $19,485
11/30/97      $20,605        $25,041
11/30/98      $23,142        $30,966
11/30/99      $24,520        $37,437
11/30/00      $24,060        $35,857
11/30/01      $23,524        $31,475
11/30/02      $21,555        $26,277


Average Annual Total Returns as of 11/30/02

       1 Year    5 Years   10 Years
       ------    -------   --------
       -8.37%      0.91%     7.98%


The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 2002

Shares                                                               Value
-------                                                          -------------
                             COMMON STOCKS - 76.1%
                                 BANKS - 11.7%
 40,000   National City Corp. .................................  $   1,112,000
130,000   SouthTrust Corp. ....................................      3,398,200
130,000   Union Planters Corp. ................................      3,835,000
                                                                 -------------
                                                                     8,345,200
                                                                 -------------
                                CABLE TV - 1.3%
 40,000  *Comcast Corp. Special Class "A"......................        912,000
                                                                 -------------
                           CONSUMER PRODUCTS - 5.3%
120,000   Newell Rubbermaid, Inc. .............................      3,806,400
                                                                 -------------
                         DIVERSIFIED CHEMICALS - 1.8%
 40,000   Dow Chemical Co. ....................................      1,276,000
                                                                 -------------
                          ELECTRIC UTILITIES - 20.0%
110,000   American Electric Power Co., Inc. ...................      3,126,200
 35,000   Hawaiian Electric Industries, Inc. ..................      1,505,350
120,000   Public Service Enterprise Group, Inc. ...............      3,592,800
100,000   Southern Company ....................................      2,616,000
120,000   TECO Energy, Inc. ...................................      1,768,800
110,000   TXU Corp. ...........................................      1,696,200
                                                                 -------------
                                                                    14,305,350
                                                                 -------------
                           FINANCIAL SERVICES - 1.7%
 45,000   FleetBoston Financial Corp. .........................      1,220,850
                                                                 -------------
                             FOOD PROCESSING - 4.1%
 75,000   Corn Products International, Inc. ...................      2,225,250
 20,000   H. J. Heinz Co. .....................................        696,400
                                                                 -------------
                                                                     2,921,650
                                                                 -------------
                            HEALTH CARE PLANS - 6.8%
 60,000   United Health Group Incorporated. ...................      4,887,000
                                                                 -------------
                       HEALTH CARE PRODUCTS/DRUGS - 1.9%
 50,000   Bristol-Myers Squibb Co. ............................      1,325,000
                                                                 -------------


Shares                                                               Value
-------                                                          -------------
                          NATURAL GAS UTILITIES - 9.7%
130,000   El Paso Corp. .......................................  $   1,107,600
100,000   KeySpan Corp. .......................................      3,529,000
100,000   Sempra Energy .......................................      2,317,000
                                                                 -------------
                                                                     6,953,600
                                                                 -------------
                          OIL & GAS OPERATIONS - 5.1%
 20,000   ChevronTexaco Corp. .................................      1,340,600
 25,000   Kerr-McGee Corp. ....................................      1,131,250
 40,000   Unocal Corp. ........................................      1,186,000
                                                                 -------------
                                                                     3,657,850
                                                                 -------------
                               PUBLISHING - 4.0%
  4,000   Washington Post Co. Class "B"........................      2,896,000
                                                                 -------------
                            RETAIL SPECIALTY - 2.7%
 60,000  *Costco Wholesale Corp. ..............................      1,938,000
                                                                 -------------

         Total Value of Common Stocks (cost $47,184,145).......     54,444,900
                                                                 -------------

Principal
 Amount
---------
                       U.S. GOVERNMENT OBLIGATIONS - 8.4%
$ 5,000M   U.S. Treasury Bond, 13 3/4% due 08/15/04
             (cost $5,475,493).................................      5,988,480
                                                                 -------------
                       SHORT-TERM CORPORATE NOTES - 6.4%
  1,100M   American Express Corp., 1.10%, due 12/02/2002.......      1,100,000
  3,500M   Galaxy Corp,	1.20%, due 12/05/2002  ................      3,500,000
                                                                 -------------
           Total Value of  Short-Term Corporate Notes
             (cost $4,600,000).................................      4,600,000
                                                                 -------------

            Total Value of Investments
             (cost $57,259,638).......................... 90.9%     65,033,380
            Other Assets, less Liabilities...............  9.1       6,509,644
                                                         -----   -------------
            Net Assets...................................100.0%  $  71,543,024
                                                         =====   =============

* Non-income producing security


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2002

ASSETS
      Investments in securities, at value
        (identified cost $57,259,638) (Note 1A).......           $ 65,033,380
      Cash............................................                 87,691
      Receivable for investment securities sold.......             15,937,705
      Dividends and interest receivable...............                419,068
      Other assets....................................                  6,994
                                                                 ------------
         TOTAL ASSETS.................................             81,484,838


LIABILITIES
      Payables:
        Investment securities purchased...............$9,736,084
        Capital shares redeemed.......................   120,433
      Accrued advisory and administrative fees........    59,729
      Other accrued expenses..........................    25,568
                                                      ----------
         TOTAL LIABILITIES............................              9,941,814
                                                                 ------------

NET ASSETS............................................           $ 71,543,024
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in.................................           $ 61,433,805
      Undistributed net investment income ............                381,155
      Accumulated net realized gain on investments....              1,954,322
      Net unrealized appreciation in value of
        investments...................................              7,773,742
                                                                 ------------
         NET ASSETS, for 11,803,011 shares outstanding           $ 71,543,024
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($71,543,024 / 11,803,011 shares).........                 $ 6.06
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2002

INVESTMENT INCOME
      Dividends.............................    $1,135,112
      Interest..............................       948,427
                                                ----------
            TOTAL INCOME....................                  $ 2,083,539

EXPENSES: (Notes 4 and 5)
      Investment advisory fee ..............       589,383
      Administrative fee ...................       196,461
      Distribution plan expenses ...........       117,877
      Professional fees.....................        60,206
      Director fees and expenses............        44,542
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        43,201
      Fund accounting agent's fees..........        37,403
      Custodian fees........................        25,841
      Other expenses........................        51,672
                                                ----------

        TOTAL EXPENSES......................     1,166,586
        Less: Fees paid indirectly (Note 4).         2,043
                                                ----------
               NET EXPENSES ................                    1,164,543
                                                               ----------
        NET INVESTMENT INCOME...............                      918,996

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     1,954,323
      Net unrealized depreciation of
        investments.........................   ( 9,543,654)
                                                ----------
        Net loss on investments.............                   (7,589,331)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $(6,670,335)
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2002 AND 2001

                                                        2002          2001
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS
  Investment income-net........................... $     918,996  $  1,539,395
  Net realized gain on investments................     1,954,323     2,566,502
  Net unrealized depreciation of investments......  (  9,543,654)  ( 5,961,239)
                                                   -------------  -------------
     Net decrease in net assets
        resulting from operations.................  (  6,670,335)  ( 1,855,342)


DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
     ($0.065 AND $0.155 per share, respectively)..  (   797,513)   ( 1,936,900)
  Net realized gain on investments
     ($0.21 and $0.56 per share, respectively)....  ( 2,566,502)   ( 6,905,849)

CAPITAL SHARE TRANSACTIONS
  Decrease in net assets resulting from
    capital share transactions (Note 2)...........  ( 3,378,154)   (   549,625)
                                                   -------------  -------------
     Net decrease in net assets...................  (13,412,504)   (11,247,716)

NET ASSETS
  Beginning of year...............................   84,955,528     96,203,244
                                                   -------------  -------------
  End of year (including undistributed net
    investment income of $381,155 and $259,672,
    respectively).................................   71,543,024     84,955,528
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 29, 2002. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums and discounts on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    As of November 30, 2002, 30,000,000 shares of $1.00 par value capital stock were authorized.

    Transactions in capital stock were as follows:

                                     2002                        2001
                            ------------------------    ---------------------
                              Shares       Amount        Shares      Amount
                            ----------   -----------    ---------  ----------

Capital stock sold..........    44,924   $   292,146       45,852  $   332,118
Capital stock issued
  in reinvestment of
  distributions.............   409,910     2,711,190      985,660    7,364,492
Capital stock
  redeemed.................. ( 984,501)   (6,381,490)  (1,137,060)  (8,246,235)
                            -----------  ------------  ----------- -----------
   Net decrease              ( 529,667)   (3,378,154)  (  105,548) $(  549,625)
                            ===========  ============  =========== ===========

                            PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 2002, purchases and sales of securities (other than short-term corporate notes) aggregated $90,560,116 and $93,202,615 respectively.

    At November 30, 2002, the cost of investments for Federal income tax purposes was $57,259,638. Accumulated net unrealized appreciation on investments was $7,773,742 consisting of $7,909,460 gross unrealized appreciation and $135,718 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and ..50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the year ended November 30, 2002, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $31,850 and the Fund's custodian provided credits in the amount of $2,043 against custodian charges based on the uninvested cash balances of the Fund. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted to $12,500 for the year 2002.


5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to ..5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund shareholders with similar services.

    The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

                            PHILADELPHIA FUND, INC.

    Until further notice, BFC has agreed to waive all 12b-1 fees in excess of ..15% per annum of the Fund's average net assets.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.20 per share, consisting of $.166 from realized gains and $.034 from ordinary income was declared on December 9, 2002. The distribution is payable on December 27, 2002 to the shareholders of record on December 26, 2002.

                            PHILADELPHIA FUND, INC.

OFFICERS AND DIRECTORS

The names, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business experience are included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., a registered investment company also advised by Baxter Financial Corporation, and with the Fund. The Directors do not serve a specified term of office. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432. Additional information about the Board is available in the Fund's Statement of Additional Information which can be obtained free of charge by calling (800) 749-9933.


INDEPENDENT DIRECTORS

Thomas J. Flaherty          Director (since 1989)                    Age:(78)
                            Audit Committee Member (since 2001)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner Fahnestock & Co., Inc. (securities brokerage).


James Keogh                 Director (since 1987)                    Age:(86)
                            Audit Committee Member (since 2001)

Writer/Editor; formerly, Executive Editor, TIME (newsmagazine); formerly, Director, United States Information Agency; formerly, Executive Director, The Business Round Table (C.E.O. assosiation).


Kenneth W. McArthur         Director (since 1987)                    Age:(67)
                            Audit Committee Chairman (since 2001)

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Director, Fahnestock Viner Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).

Robert L. Meyer             Director (since 1989)                    Age:(62)
                            Audit Committee Member (since 2001)

President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc. (securities brokerage).


Donald P. Parson            Director (since 1987)                     Age:(61)
                            Audit Committee Member (since 2001)

Counsel, Satterlee Stephens Burke & Burke LLP; Director, Home Diagnostics, Inc. (medical device company); Chairman of the Board, Syracuse University College of Law; formerly, Partner, Parson & Brown, Attorneys at Law; formerly, Director, ITSN, Inc. (interactive satellite kiosks); formerly, Partner, Whitman & Ransom, Attorneys at Law.


INTERESTED DIRECTORS & OFFICERS

Donald H. Baxter            Director and President (since 1989)      Age:(59)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.

Ronald F. Rohe              Vice President, Secretary,               Age:(59)
                            and Treasurer (since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS
        (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR)


                                             YEAR ENDED NOVEMBER 30,
                                    -----------------------------------------
SELECTED PER SHARE DATA              2002     2001    2000    1999     1998
-----------------------
                                    ------   ------  ------  ------   ------
Net Asset Value, Beginning of Year..$ 6.89   $ 7.73  $ 8.77  $10.27   $10.05
                                    ------   ------  ------  ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............  0.08     0.12    0.14    0.06     0.13
Net Realized & Unrealized
  Gains (Loss) on Investments....... (0.63)   (0.24)  (0.30)   0.51     1.02
                                    ------   ------  ------  ------   ------

Total From Investment Operations.... (0.55)   (0.12)  (0.16)   0.57     1.15
                                    ------   ------  ------  ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income...............  0.07     0.16    0.11    0.09     0.11
Net Realized Gains..................  0.21     0.56    0.77    1.98     0.82
                                    ------   ------  ------  ------   ------
Total Distributions.................  0.28     0.72    0.88    2.07     0.93
                                    ------   ------  ------  ------   ------
Net Asset Value, End of Year........$ 6.06   $ 6.89  $ 7.73  $ 8.77   $10.27
                                    ======   ======  ======  ======   ======

TOTAL RETURN (%).................... (8.37)   (2.23)  (1.88)   5.96    12.31
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).....................$71,543 $84,956 $96,203 $109,800 $118,075


Ratio to Average Net Assets:
  Expenses (%)....................... 1.48     1.50    1.48    1.55     1.53
  Net Investment Income (%).......... 1.17     1.68    1.89    0.71     1.32


Portfolio Turnover Rate (%)..........  140      119     134      81       37



                       See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2002, and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 2002, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with U.S. generally accepted accounting principles.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 20, 2002 (Except for Note 6
as to which the date is December 27, 2002)

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP, Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP, Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
            (561) 395-2155                                REPORT

                                                    November 30, 2002

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.